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                      SUPPLEMENT DATED MAY 4, 1998 TO THE
                         PROSPECTUS DATED JUNE 30, 1997

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                      NUVEEN FLAGSHIP MULTISTATE TRUST II
          NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

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The Trustees of the Nuveen Flagship Multistate Trust II have approved a tax-
free reorganization of the Nuveen Flagship New Jersey Intermediate Municipal Bond Fund (the "Fund"), as described below. The Fund is closed to new investors effective May 8, 1998. On and after May 8, 1998 only shareholders with existing accounts may continue to make additional purchases and to reinvest dividends into existing accounts.

Under the terms of the reorganization, the Fund will transfer all of its assets and liabilities to the Nuveen Flagship New Jersey Municipal Bond Fund (the "Ac-quiring Fund"), another series of Nuveen Flagship Multistate Trust II, in a tax-free exchange for an equal value of shares of the Acquiring Fund. The Ac-quiring Fund is a municipal bond fund whose investment objective is to provide as high a level of current interest income exempt from regular federal, state, and, in some cases, local income taxes as is consistent with preservation of capital. Unlike the Fund, which is an intermediate-term fund that normally maintains weighted average portfolio maturity of 5 to 10 years, the Acquiring Fund is a long-term fund that normally maintains a weighted average portfolio maturity of 15 to 30 years. As with any mutual fund, there is no assurance that the Acquiring Fund will meet its investment objective. The reorganization is subject to certain regulatory approvals and the approval of the Fund's share-holders. A meeting of shareholders has been called for August 13, 1998. Further information regarding the proposed reorganization and the shareholder meeting will be contained in a proxy statement that is scheduled to be mailed in June, 1998.